UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  April 25, 2003

     MERRILL LYNCH MORTGAGE INVESTORS, INC. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2003, providing for, inter alia, the issuance of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2003-CB1)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-103927-02              13-5674085
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

World Financial Center North Tower
250 Vesey Street, 10th Floor
New York, New York                                             10281-1310
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)449-1000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2003 among Merrill Lynch Mortgage Investors, Inc., as depositor, Litton Loan Servicing, LLP, as servicer, and JPMorgan Chase Bank, as trustee.

     On April 25, 2003 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on April 25, 2003 is filed as
               Exhibit 99.1 hereto.

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MERRILL LYNCH MORTGAGE  INVESTORS,  INC.
SPECIALTY UNDERWRITING AND RESIDENTIAL FINANCE TRUST
MORTGAGE LOAN ASSET-BACKED CERTIFICATES, SERIES 2003-CB1
--------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  May 12, 2003               By:   /s/  Andreas Auer
                                        ---------------------------------------
                                        Andreas Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         April 25, 2003

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                                  Exhibit 99.1


             Monthly Certificateholder Statement on April 25, 2003

                                       -5-



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

                 Specialty Underwirting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2003-CB1
                                Statement to Certificate Holders
                                      April 25, 2003

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A         204,350,000.00    204,350,000.00    353,253.72     261,446.66     614,700.38     0.00         0.00      203,996,746.28
M1         15,860,000.00     15,860,000.00          0.00      25,948.37      25,948.37     0.00         0.00       15,860,000.00
M2         12,810,000.00     12,810,000.00          0.00      30,394.50      30,394.50     0.00         0.00       12,810,000.00
B1          7,320,000.00      7,320,000.00          0.00      20,206.24      20,206.24     0.00         0.00        7,320,000.00
B2          3,660,000.00      3,660,000.00          0.00      10,103.12      10,103.12     0.00         0.00        3,660,000.00
R                 100.00            100.00        100.00           0.13         100.13     0.00         0.00                0.00
P                   0.00              0.00          0.00       6,003.66       6,003.66     0.00         0.00                0.00
C                   0.00              0.00          0.00   1,141,458.92   1,141,458.92     0.00         0.00                0.00
TOTALS    244,000,100.00    244,000,100.00    353,353.72   1,495,561.60   1,848,915.32     0.00         0.00      243,646,746.28

S         244,000,100.00    244,000,100.00          0.00           0.00           0.00     0.00         0.00      243,646,746.28
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A       84751PAA7    1,000.00000000       1.72867003   1.27940621       3.00807624          998.27132997     A       1.650000 %
M1      84751PAC3    1,000.00000000       0.00000000   1.63608890       1.63608890        1,000.00000000     M1      2.110000 %
M2      84751PAD1    1,000.00000000       0.00000000   2.37271663       2.37271663        1,000.00000000     M2      3.060000 %
B1      84751PAE9    1,000.00000000       0.00000000   2.76041530       2.76041530        1,000.00000000     B1      3.560000 %
B2      84751PAF6    1,000.00000000       0.00000000   2.76041530       2.76041530        1,000.00000000     B2      3.560000 %
R       84751PAG4    1,000.00000000   1,000.00000000   1.30000000   1,001.30000000            0.00000000     R       1.650000 %
TOTALS               1,000.00000000       1.44817039   6.12934831       7.57751870          998.55182961

S       84751PAB5    1,000.00000000       0.00000000   0.00000000       0.00000000          998.55182961     S       0.000000 %
--------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Rebekah S. Pappachen
                     JPMorgan Chase Bank - Structured Finance Services
                            4 New York Plaza, 6th Floor
                            New York, New York 10004
                              Tel: (212) 623-4469
                               Fax: 212) 623-5858
                           Email: rebekah.pappachen@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

 Sec. 4.05 O/C Amount (Please Note : No Overcollateralization will occur prior to October 2003)                              0.68
Sec. 4.05 Targeted O/C Amount (Please Note :No Overcollateralization will occur prior to October 2003)                       0.00
Sec. 4.05 O/C Deficiency Amount (Please Note :No Overcollateralization will occur prior to October 2003)                     0.00
Sec. 4.05 O/C Release Amount                                                                                                 0.00
Sec. 4.05 Monthly Excess Interest                                                                                    1,141,458.92
Sec. 4.05 Monthly Excess Cash Flow Amount                                                                            1,141,458.92
Sec. 4.05 Extra Principal Distribution Amount                                                                                0.00

Sec. 4.05 Servicing Fee                                                                                                101,666.66

Sec. 4.05 Current Advances                                                                                             168,414.12

Sec. 4.05 Total Beginning Number of Loans                                                                                   1,658
Sec. 4.05 Total Ending Number of Loans                                                                                      1,657
Sec. 4.05 Ending Collateral Balance Group Total                                                                    243,646,746.96

Sec. 4.05 Weighted Average Mortgage Rate for All Loans                                                                     7.85 %
Sec. 4.05 Weighted Average Term to Maturity                                                                                   348

Sec. 4.05 Loans Delinquent
                                   Group 1
                                                                             Principal
                                  Category              Number                Balance               Percentage
                                  1 Month                 25             3,617,129.37                  1.48 %
                                  2 Month                  2               250,010.55                  0.10 %
                                  3 Month                  0                     0.00                  0.00 %
                                   Total                  27             3,867,139.92                  1.58 %

                                  Please Note: Delinquency Numbers Include Bankruptcies and Foreclosures

Sec. 4.05 Loans in Foreclosures
                                                      Loans in Foreclosure
                                  Group 1
                                                       Principal
                                  Number               Balance                Percentage
                                     0                    0.00                  0.00 %
 Sec. 4.05 Loans in Bankruptcy
                                                      Loans in Bankruptcy

                                  Group 1
                                                       Principal
                                  Number               Balance                Percentage
                                     0                    0.00                  0.00%
Sec. 4.05 Loans in REO
                                  Group 1
                                                       Principal
                                  Number               Balance                Percentage
                                     0                    0.00                  0.00%
                                 Group Totals
                                                       Principal
                                  Number               Balance                Percentage
                                     0                    0.00                  0.00%

Sec. 4.05 Principal Payments
Scheduled Principal                                                                                                    190,577.63
Principal Prepayments                                                                                                  162,776.09
Repurchased Principal                                                                                                        0.00


Sec. 4.05 Prepayment Penalties/Premiums                                                                                  6,003.66

Sec. 4.05 Realized Losses
Current Realized Losses Incurred                                                                                             0.00
Cumulative Realized Losses Incurred                                                                                          0.00

Sec. 4.05 Class A Applied Realized Loss Amount                                                                               0.00
Sec. 4.05 Class M1 Applied Realized Loss Amount                                                                              0.00
Sec. 4.05 Class M2 Applied Realized Loss Amount                                                                              0.00
Sec. 4.05 Class B1 Applied Realized Loss Amount                                                                              0.00
Sec. 4.05 Class B2 Applied Realized Loss Amount                                                                              0.00

Sec. 4.05 Interest Shortfalls
Class A  Unpaid Interest Shortfall                                                                                           0.00
Class S  Unpaid Interest Shortfall                                                                                           0.00
Class M1 Unpaid Interest Shortfall                                                                                           0.00
Class M2 Unpaid Interest Shortfall                                                                                           0.00
Class B1 Unpaid Interest Shortfall                                                                                           0.00
Class B2 Unpaid Interest Shortfall                                                                                           0.00
Class R  Unpaid Interest Shortfall                                                                                           0.00

Class A   Interest Accrual Relief Act Reduction                                                                            802.51
Class S   Interest Accrual Relief Act Reduction                                                                              0.00
Class M1  Interest Accrual Relief Act Reduction                                                                             79.65
Class M2  Interest Accrual Relief Act Reduction                                                                             93.30
Class B1  Interest Accrual Relief Act Reduction                                                                             62.02
Class B2  Interest Accrual Relief Act Reduction                                                                             31.01
Class R   Interest Accrual Relief Act Reduction                                                                              0.00
Total Class Interest Accrual Relief Act Reduction                                                                        1,068.49

Sec. 4.05(xviii) Net Prepayment Interest Shortfalls                                                                          0.00
Class A   Interest Accrual Prepayment Interest Shortfall Reduction                                                           0.00
Class S   Interest Accrual Prepayment Interest Shortfall Reduction                                                           0.00
Class M1  Interest Accrual Prepayment Interest Shortfall Reduction                                                           0.00
Class M2  Interest Accrual Prepayment Interest Shortfall Reduction                                                           0.00
Class B1  Interest Accrual Prepayment Interest Shortfall Reduction                                                           0.00
Class B2  Interest Accrual Prepayment Interest Shortfall Reduction                                                           0.00
Class R   Interest Accrual Prepayment Interest Shortfall Reduction                                                           0.00

Sec. 4.05 Credit Risk Fee Paid                                                                                           3,050.00

Sec. 4.05 Libor Carryover Amount - Class A                                                                                   0.00
Sec. 4.05 Unpaid Libor Carryover Amount - Class A                                                                            0.00
Sec. 4.05 Libor Carryover Amount - Class M1                                                                                  0.00
Sec. 4.05 Unpaid Libor Carryover Amount - Class M1                                                                           0.00
Sec. 4.05 Libor Carryover Amount - Class M2                                                                                  0.00
Sec. 4.05 Unpaid Libor Carryover Amount - Class M2                                                                           0.00
Sec. 4.05 Libor Carryover Amount - Class B1                                                                                  0.00
Sec. 4.05 Unpaid Libor Carryover Amount - Class B1                                                                           0.00
Sec. 4.05 Libor Carryover Amount - Class B2                                                                                  0.00
Sec. 4.05 Unpaid Libor Carryover Amount - Class B2                                                                           0.00
Sec. 4.05 Libor Carryover Amount - Class R                                                                                   0.00
Sec. 4.05 Unpaid Libor Carryover Amount - Class R                                                                            0.00

Sec. 4.05 Has the Trigger Event Occured                                                                                        NO

Sec. 4.05 Rolling 3 Month Prior Delinquency Percentage                                                                        N/A

Sec. 4.05 Cummulative Realized Losses as a Percentage of Original Collateral Balance                                     0.0000 %

Sec. 4.05 Available Funds
Available Funds                                                                                                      1,842,911.67
Interest Remittance Amount                                                                                           1,489,557.95
Principal Remittance Amount                                                                                            353,353.72

Sec 4.06(ii) Class C Distributable Amount                                                                            1,141,458.92



                                                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
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